UNITED STATES
	                    SECURITIES AND EXCHANGE COMMISSION
	                        Washington, D.C.  20549


                                	FORM 8-K


                             	CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


  Date of report (Date of earliest event reported) December 1, 2001



                      	BIDDER COMMUNICATIONS, INC.
       	(Exact name of registrant as specified in its charter)


          NEVADA	            0-32129		           	88-0471842
(State or other          (Commission File       (IRS Employer
jurisdiction of              Number)            Idenfification No.)



           	5308 WEST PLANO PARKWAY, PLANO, TEXAS  75093
             	(Address of principal executive offices)


Registrant's telephone number, including area code: (972) 732-6360


                418-119 W. PENDER STREET, VANCOUVER,
                  BRITISH COLUMBIA,CANADA V6B 1S5
    (Former name or former address, if changed since last report)











ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

	On December 1, 2001, Roy Brown submitted his resignation as an officer and director of the registrant. Mr. Brown had been registrant's President, as well as a director.

	Also on December 1, 2001, Ron Pearlman submitted his resignation as a director and as Secretary of registrant.

	On December 4, 2001, the Board of Directors elected
Willard G. McAndrew III and Roger Wurtele to fill the positions vacated by Messrs. Roy Brown and Ron Pearlman and, in addition, elected Michael C. Sealey as Vice President of the registrant's oil and gas division.

The following persons are the current officers and directors of registrant:

Willard G. McAndrew III
Chairman, President, Chief
Executive Officer and
Director

Roger Wurtele
Vice President, Secretary,
Chief Financial Officer and
Director
M
ichael C. Sealey
Vice President - Oil and Gas
Division

Biographical information with respect to Messrs. McAndrew, Wurtele and Sealey will be filed in a future report.

              FORWARD-LOOKING STATEMENTS

Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.





ITEM 5. OTHER EVENTS

On December 4, 2001, the Board of Directors of registrant, as well as a majority in interest of registrant's shareholders, voted to change the name of registrant to Energy & Engine Technology Corporation. Articles of Amendment were filed with the Secretary of State of Nevada on December 5, 2001 and will be included in a subsequent Form 8-K. Application has been made to the NASDAQ Over the Counter Bulletin Board to change registrant's trading symbol and application has also been made to change registrant's CUSIP number, and this information shall also be included in a subsequent Form 8-K.

	Also on December 4, 2001, the Board of Directors of registrant determined to issue 25,000 shares of common stock to Roy Brown and 15,000 shares of common stock to Ron Pearlman for the past services of Messrs. Brown and Pearlman to registrant. These common shares are to be issued in the future subject to a further resolution of the Board of Directors.

	Without giving effect to the 40,000 shares in the preceding paragraph of this Form 8-K, the registrant currently has 10,181,907 shares of its $.001 par value common stock outstanding.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

          	As previously reported in this Form 8-K, on December 1, 2001 Messrs. Roy Brown and Ron Pearlman resigned all of their positions with the registrant.

           Neither of these resignations were because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.


SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BIDDER COMMUNICATION, INC.

Date:  December 13, 2001


By:  /S/ WILLARD  G. MCANDREW III
         Chairman and President